UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

NEWPARK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Blvd., Suite 100
The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On February 11, 2016, Newpark Resources, Inc. (the “Company”) issued a press release announcing financial information for the three and twelve months ended December 31, 2015. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and the information in the exhibit attached hereto announcing the Company’s earnings for the three and twelve months ended December 31, 2015 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To help understand the Company’s financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles (“GAAP”) included in the press release with non-GAAP financial measures. Management believes that these non-GAAP financial measures are helpful in understanding the Company’s financial performance. Such non-GAAP financial measures include an adjusted “Loss from Continuing Operations,” “Provision for Income Taxes” and Loss from Continuing Operations Per Common Share (Diluted)” for items that the Company believes are infrequent or not indicative of operating performance which occurred in the fourth quarter of 2015. Management believes that the exclusion of these items from the historical results of operations enables management to evaluate more effectively the Company’s operations over the prior periods and to identify operating trends that could be obscured by the excluded items.

The methods the Company uses to produce these non-GAAP financial measures may differ from methods used by other companies. The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP, as more fully discussed in the Company’s financial statements and filings with the Securities and Exchange Commission. Applicable reconciliations to the nearest GAAP financial measure of each non-GAAP financial measure are included in the presentation materials attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on February 11, 2016.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: February 12, 2016	By:	/s/ Gregg S. Piontek
Gregg S. Piontek, Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on February 11, 2016